5/5/80 B

--------------------------------------------------------------------------------
                          STANDARD FORM OF STORE LEASE
                     The Real Estate Board of New York, Inc.
--------------------------------------------------------------------------------


AGREEMENT OF LEASE, made as of this 19th day of December 1996, between 150 Greene Street Corp., 146-148 Greene Street, New York, New York 10012 party of the first part, hereinafter referred to as OWNER, and Blue Fish Clothing, Inc., P.O. Box 36, #3 Sixth Street, Frenchtown, New Jersey 08825 party of the second part, hereinafter referred to as TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner ground floor and part of the basement consisting of approximately 6,500 square feet of space as shown on the floor plans attached hereto as Exhibit "A" in the building known as 148 Greene Street, New York, New York, a/k/a 150 Green Street in the Borough of Manhattan, City of New York, for the term of ten (10) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of January nineteen hundred and ninety-seven, and to end on the 31st day of December two thousand and six, both dates inclusive, at an annual rental rate of - See attached rider, paragraph R42 - which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal). All payments of rent and additional rent shall be made payable to Owner or as otherwise specified by Owner.

         The  parties  hereto,  for  themselves,   their  heirs,   distributees,
executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

1.  RENT.  Tenant shall pay the rent as above and as hereinafter provided.

2. OCCUPANCY. Tenant shall use and occupy demised premises for Retail store, wholesale showroom and office for clothing and home furnishing designer and for no other purpose. Tenant shall at all times conduct its business in a high grade and reputable manner, shall not violate Article 37 hereof, and shall keep show windows and signs in a neat and clean condition.

3. ALTERATIONS. Tenant shall make no changes in or to be demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of, the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's rights thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner at Tenant's expense. Alterations and additions made by Tenant shall be owned by Tenant for depreciation purposes.

4. REPAIRS. Owner shall maintain and repair the public portions of the building, both exterior and interior, except that if Owner allows Tenant to erect on the outside of the building a sign or signs, or a hoist, lift or sidewalk elevator for the exclusive use of Tenant, Tenant shall maintain such exterior installations in good appearance and shall cause the same to be operated in a good and workmanlike manner and shall make all repairs thereto necessary to keep same in good order and condition, at Tenant's own cost and expense, and shall cause the same to be covered by the insurance provided for hereafter in Article
8. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein, and the sidewalks adjacent thereto, and at its sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty, excepted. If the demised premises be or become infested with vermin, Tenant shall at Tenant's expense, cause the same to be exterminated from time to time to the satisfaction of Owner. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for the diminuation of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations additions or improvements in or to any portion of the building including the erection or operation of any crane, derrick or sidewalk shed, or in or to the demised premises or the fixtures, appurtenances or equipment thereof. The provisions of this article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in article 9 hereof.

5. WINDOW CLEANING. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York Labor Law or any other applicable law or any other applicable law or of the Rules of the Broad of Standards and Appeals, or of any other Board of body having or asserting jurisdiction.

6. REQUIREMENTS OF LAW, FIRE INSURANCE. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, and with respect to the portion of the sidewalk adjacent to the premises, if the premises are on the street level, whether or not arising out of Tenant's use of manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Except as provided in
Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the demised premises or method or operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall pay all costs, expenses, fines, penalties or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article. If the fire insurance rate shall, at the beginning of the lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant, to comply with the terms of this article. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

7. SUBORDINATION. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be selfoperative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request within ten
(10) business days.

8. TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY. Owner or its agent shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss or damage to any property of Tenant by theft or otherwise, nor for any injury of damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. Tenant agrees, at Tenant's sole cost and expense, to maintain general public liability insurance in standard form in favor of Owner and Tenant against claims for bodily injury or death or property damage occurring in or upon the demised premises, effective from the date Tenant enters into possession and during the term of this lease. Such insurance shall be in an amount and with carriers acceptable to the Owner. Such policy or policies shall be delivered to the Owner. On Tenant's default in obtaining or delivering any such policy or policies or failure to pay the charges therefor, Owner may secure or pay the charges for any such policy or policies and charge the Tenant as additional rent therefor. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agent, contractors, employees, invitees, or licensees, of any covenant on condition of this lease, or the carelessness, negligence or improper conduct of the Tenant. Tenant's liability under this lease extends to the acts and omissions of any subtenant, and any agent contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by Counsel approved by Owner in writing, such approval not to be unreasonably withheld.

9. DESTRUCTION, FIRE AND OTHER CASUALTY. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly usable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored to substantially the same condition as existed when Owner originally delivered possession of the Premises to Tenant by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable for Tenant's use and business and the Premises cannot be restored within 180 days of the casualty, or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuilt it, then, in any of such events, Owner or Tenant may elect to terminate this lease by written notice to the other given within 90 days after such fire of casualty upon the serving of such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonable possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove or anywhere else in this Lease shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extend permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a policy can be obtained without additional premiums. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

10. EMINENT DOMAIN. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease, except Tenant may make an independent claim to the condemning authority for the value of Tenant's moving expenses, personal property, trade fixtures and equipment.

11. ASSIGNMENT, MORTGAGE, ETC. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, under-letting, occupancy or collection shall be deemed a waiver of the covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to nay further assignment or underletting.

12. ELECTRIC CURRENT. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in

Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electrical service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

13. ACCESS TO PREMISES. Upon reasonable notice, Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform, in the premises, following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein, Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right, upon notice to Tenant, to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgages of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notice "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If during the last month of term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Owner shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known. Owner shall indemnify Tenant for loss or damage from Owner's negligence with respect to access to the premises.

14. VAULT. Vault Space, Area: No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary not withstanding.. Owner makes no representation as to the locations of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space ore area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by tenant.

15. OCCUPANCY: Tenant will not at any time use or occupy the demised premises in violation of, Articles 2 or 37 hereof, or of the certificate of occupancy issued for the building of which the demised premise are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations whether or not of record.

16. BANKRUPTCY: (a) Anything elsewhere in this lease to the contrary not withstanding, this lease may be canceled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events; (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor Tenant shall not be deemed in default if a case or proceeding in bankruptcy or pursuant to any state debtor/creditor statute is dismissed within sixty (60) days of commencement of such case proceedings. or (2), the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statue or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provision of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said leas, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such relenting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for an obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceeding in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referenced to above.

17. DEFAULT: (1) If Tenant defaults in fulfilling any of the covenant of this lease other than the covenants for the payment of rent or additional rent; or of the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demise premises shall be taken or occupied by someone other than Tenant; or if this lead be rejected under Section 365 of Title II of the U.S. Code (Bankruptcy Code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be sole judge.; then, if any one or more of such events, upon Owner serving a written twenty (20) days notice upon Tenant specifying the nature of said default and upon the expiration of said 20 days, if Tenant shall have failed to comply with or remedy such default or if the said default or omission complained of shall be of a nature that the same cannot be complete cured or remedied with said 20 days period, and if Tenant shall not have diligently commenced curing such default with such 20 day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Owner may serve a written three (3) days notice of cancellation of this lease upon Tenant, an upon the expiration of said three (3) days, this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to the Owner but Tenant shall remain liable as hereinafter provided.

         (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or it Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment required and Tenant fails to cure such default within three (3) days after notice of such default from owner, then and in any such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

18. REMEDIES OF OWNER AND WAIVER OF REDEMPTION. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such reentry, dispossess and/or expiration. (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the terms on this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representative of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, adverting and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

19. FEES AND EXPENSES. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Owner, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, instituting, prosecuting or defending any actions or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor, and if Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

20. NO REPRESENTATIONS BY OWNER. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation, or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as otherwise set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

21. END OF TERM. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear expected, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

22. QUIET ENJOYMENT. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject nevertheless, to the terms and conditions of this lease including, but not limited to, Article 33 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

23. FAILURE TO GIVE POSSESSION. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof because of the holding-over or retention of possession of any tenant, undertenant or occupants, or if the premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

24. NO WAIVER. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed in acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

25. WAIVER OF TRAIL BY JURY. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trail by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) in any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding except Tenant may interpose statutory, mandatory counterclaims.

26. INABILITY TO PERFORM. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of the supply and demand which have been or are affected by war or other emergency, or when, in the judgment of Owner, temporary interruption of such services is necessary by reason of accident, mechanical breakdown, or to make repairs, alterations or improvements.

27. BILLS AND NOTICES. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and or the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

28. WATER CHARGES. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measures Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bill rendered by Owner shall be payable by Tenant as additional rent. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

See Attached Rider, Paragraph 49

29. SPRINKLERS. Anything else where in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the Insurance Services Office or any bureau, department or official of the federal, state or city government require or recommend the installation of a sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature.

30. HEAT, CLEANING. As long as Tenant is not in default under any of the covenants of this lease, Owner shall, if and insofar as existing facilities permit furnish heat to the demised premises, when and as required by law, on every day from 10:00 a.m. to 8:00 p.m. Tenant shall at Tenant's expense, keep demised premises clean and in order, to the satisfaction to Owner, and if demised premises are situated on the street floor, Tenant shall, at Tenant's own expense, make all repairs and replacements to the sidewalks and curbs adjacent thereto, and keep said sidewalks and curbs free from snow, ice, dirt and rubbish. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such times as Owner may elect and shall be due and payable when rendered, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building.

31. SECURITY. Tenant has deposited with Owner the sum of $38,000 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, and damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant within sixty (60) days after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for return of such security, and Tenant agrees to look to the new Owner solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by such assignment, encumbrance, attempted assignment or attempted encumbrance.

See Attached Rider, Paragraph 43

32. CAPTIONS. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

33. DEFINITIONS. The term "Owner" as used in this lease means only the Owner, or the mortgagee in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "Business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 30 hereof), Sundays and all days designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to H V A C service.

34. ADJACENT EXCAVATION -- SHORING. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing of authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

35. RULES AND REGULATIONS. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

36. GLASS. Owner shall replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

37. PORNOGRAPHIC USES PROHIBITED. Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called rubber goods shops, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant, Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal law ss.235.00.

38. ESTOPPEL CERTIFICATE. Owner or Tenant, at any time, and from time to time, upon at least 10 days prior notice by the other shall execute, acknowledge and deliver to the other and/or to any other person, firm or corporation specified by the other a statement certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates which the rent and additional rent have been paid, and stating whether or not there exists any defaults by the other under this lease, and, if so, specifying each such default.

39. SUCCESSORS AND ASSIGNS. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

         IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner                                 150 GREENE STREET CORP.

                                                  By:
--------------------------                           ---------------------------


Corporate Seal:





Witness for Tenant                                BLUE FISH CLOTHING, INC.

                                                  By:
-------------------------                            ---------------------------


Corporate Seal:

                                 ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK,                      SS.:
COUNTY OF _____________

         On this ____ day of __________, 19__ before me personally came ________________ ______________ to me known, who being duly sworn, did depose and say that he resides ______ _______________________________ in
____________________ that he is the _____________ of the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                     ___________________________



INDIVIDUAL OWNER
STATE OF NEW YORK,                   SS.:
COUNTY OF _____________

         On  this  ____  day of  __________,  19__  before  me  personally  came
________________   ______________   to   me   known   to   be   the   individual
_______________________ described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that ______ _______________ he executed same.

                                                     ___________________________


CORPORATE TENANT
STATE OF NEW YORK,                    SS.:
COUNTY OF _____________

         On this ____ day of __________, 19__ before me personally came ________________ ______________ to me known, who being duly sworn, did depose and say that he resides ______ _______________________________ in
____________________ that he is the _____________ of the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                                    ____________________________


INDIVIDUAL TENANT
STATE OF NEW YORK,                   SS.:
COUNTY OF _____________

         On  this  ____  day of  __________,  19__  before  me  personally  came
________________   ______________   to   me   known   to   be   the   individual
_______________________ described in and who, as OWNER, executed the foregoing instrument and acknowledged to me that ______ _______________ he executed same.

                                                    ____________________________

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 35.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress to and egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designed for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any tenant or by jobbers, or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and safeguards.

2. If the premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalks and curb in front of said premises clean and free from ice, snow, etc.

3. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed.

4. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Signs on interior doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or the lease of which these Rules and Regulations are a part.

8. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and holidays all persons who do not present a pass to the building signed by the Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such person.

9. Owner shall have the right to prohibit any advertising by any Tenant which, in Owner's opinion, tends to impair the reputation of Owner or its desirability as a building for stores or offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

10. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

11. Tenant shall not place a load on any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant at Tenant's expense in setting sufficient in Owner's judgment to absorb and prevent vibration, noise and annoyance.

                                    GUARANTY

         The undersigned Guarantor guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the agreements to be performed and observed by Tenant in the attached Lease, including the "Rules and Regulations' as therein provided, without requiring any notice to Guarantor or nonpayment or nonperformance, or proof, or notice of demand, to hold the undersigned responsible under this guaranty, all of which the undersigned hereby expressly waives and expressly agrees that the legality of this agreement and the agreements of the Guarantor under this agreement shall not be ended, or changed by reason of the claims to Owner against Tenant of any of the rights or remedies given to Owner as agreed in the attached Lease. The Guarantor further agrees that this guaranty shall remain and continue in full force and effect as to any renewal, change or extension of the Lease. As a further inducement to Owner to make the Lease Owner and Guarantor agree that in any action or proceeding brought by either Owner or the Guarantor against the other on any matters concerning the Lease or of this guaranty that Owner and the undersigned shall and do waive trial by jury.


                                                       _________________________
                                                       Guarantor

                  RIDER AGREEMENT TO THE LEASE ("RIDER") DATED
                        DECEMBER 19, 1996 BY AND BETWEEN
                        150 GREENE STREET CORP. ("OWNER")
                     AND BLUE FISH CLOTHING, INC. ("TENANT")

R40. This Rider is annexed to and part of the printed form lease by and between 150 Greene Street Corp., as Owner, and Blue Fish Clothing, Inc., as Tenant. In the event of any conflict between the printed form and this Rider, this Rider shall control.

R41. This Lease and Rider shall have no force or effect unless and until both Tenant and Owner sign it and a duly executed counterpart is delivered to each of the parties or their respective attorney.

R42. BASE RENT: The Base Rent for the demised premises shall be paid as follows:

                                                                Monthly
              Period                   Annual Rent            Installment
              ------                   -----------            -----------
         1/1/97-12/31/97               $228,000.00             $19,000.00
         1/1/98-12/31/98               $234,840.00             $19,570.00
         1/1/99-12/31/99               $241,885.20             $20,157.10
         1/1/2000-12/31/2000           $249,141.75             $20,761.81
         1/1/2001-12/31/2001           $256,616.00             $21,384.67
         1/1/2002-12/31/2002           $264,314.48             $22,026.20
         1/1/2003-12/31/2003           $272,243.91             $22,686.99
         1/1/2004-12/31/2004           $280,411.23             $23,367.60
         1/1/2005-12/31/2005           $288,823.57             $24,068.63
         1/1/2006-12/31/2006           $297,488.28             $24,790.69


R43. SECURITY: Supplementing and modifying paragraph 31, Tenant shall at all times provide Owner with security in an amount equal to two months' Base Rent in effect at the time. Owner agrees to maintain the security in an interest-bearing account. Tenant shall sign all forms required by the bank to deposit the security in an interest-bearing account.

R44. RENT CONCESSION: Tenant shall receive a rent concession totaling three months Base Rent as follows: the first month's rental due under this lease shall be waived. Beginning with the second month of the lease term and for 23 months thereafter, Tenant's Base Rent shall be reduced by $1,583.33.








R45.     ADDITIONAL RENT:

         (a) For the purpose of this article, the term "lease year" shall mean for subparagraph (b) and (d) the period of twelve (12) months from July 1st to June 30th and for subparagraph (e) shall mean the period of twelve (12) months commencing with the term commencement date and each successive period of twelve (12) months thereafter during the term. The term "base year" as applied to real estates taxes, shall mean the City tax year July 1, 1996 to June 30, 1997 and for fuel oil expenses shall mean the calendar year 1996.

         (b) In the event that the real estate taxes payable with respect to the building and the land on which it is located, (148 Greene Street, sometimes referred to as 150 Greene Street) during any lease year (on a pro-rated basis for the first and last lease years) shall be greater than the amount of such taxes due and payable during the base year, whether by reason of an increase in either the tax rate or the assessed valuation or by reason of the levy, assessment or imposition of any tax on real estate as such, not now levied, assessed or imposed or for any other reason, Tenant shall pay to Owner within thirty (30) days after notice such tax or installment thereof shall be due and payable, as additional rent for lease year in which such date occurs, an amount equal to twenty-one (21%) percent of the difference between the amount of such tax or installment and the corresponding amount of the base year. The amount of such taxes actually paid by Owner during the base year shall determine the amount of additional rent payable under this paragraph (b) until, as the result of a final determination in legal proceedings or otherwise, the amount of such taxes shall be reduced. In the event of such a final determination, the reduced amount of such taxes shall thereafter determine the amount of additional rent payable by Tenant pursuant to this paragraph (b), the additional rent theretofore payable hereunder shall be recomputed on the basis of such reduction, and Tenant shall pay to the Owner within thirty (30) days after being billed therefor, any deficiency between the amount or such additional rent as computed and the amount due as the result of such recomputation.

         (c) If the amount of additional rent payable by term pursuant to the foregoing paragraph (b) shall be affected by any application filed by or on behalf of Owner for a reduction in the assessed valuation of the said building and land or by any proceedings instituted by or on behalf of Owner in a court of competent jurisdiction for judicial review of said assessed valuation, Tenant shall pay to Owner, as additional rent hereunder twenty-one (21%) percent of the reasonable expense (including reasonable attorney's and appraiser's fees) incurred by Owner in connection with any such application or proceeding. If, after Tenant shall have made a payment of additional rent under said paragraph (b) Owner shall receive a refund of any portion of the real estate taxes on which such payment shall have been based on the result of any such application or proceeding, Owner shall pay to Tenant twenty-one (21%) percent of that refund for the tax year reviewed to the extent Tenant has made complete payment of its pro rata portion thereof, less any amount owing by Tenant for expenses in connection therewith as provided in the preceding sentence provided, however, that such payment to Tenant shall not exceed the additional rental paid by Tenant for such year pursuant to paragraph (b)






         hereof. Nothing in this paragraph (c) contained shall be deemed or construed to require Owner to pay to Tenant any portion or a refund of taxes paid by Owner during the base year.

         (d) Tenant shall pay to Owner within thirty (30) days after the date when the same shall be payable by Owner and as additional rent for the lease year in which the same shall be so payable, an amount equal to twenty-one (21%) percent of any assessment or installment thereof for public betterments or improvements which may be levied upon the said land and building and which is not deductible from any condemnation award, provided, however, in no event shall Tenant pay more than .21 times the amount of the assessment or installment times six (6) years divided by the useful life of the betterments as determined by the Owner for Internal Revenue Service purposes. Owner shall take benefit of the provisions of any statute or ordinance permitting any such assessment to be paid over a period of time and Tenant shall be obligated to pay only the said percentage of the installments of any such assessment which shall become due and payable during the term of this lease.

         (e) In the event that the gas expenses incurred by Owner during any lease year (on a pro-rated basis for the first lease year) shall be greater than the gas expenses incurred by Owner during the base year, Tenant will pay to Owner as additional rent for the year in question, on or before the first day or the month next succeeding the submission of a bill therefor, an amount equal to sixteen (16%) percent of the increase. Owner, together with such bill, shall furnish Tenant with a summary schedule of such gas expenses for such lease year if there shall occur therein an increase in gas expenses as aforesaid.

         (f) Tenant's obligation to pay additional rent as provided in this Lease for the final lease year shall survive the expiration of the term of this Lease, and any additional rent due for any partial year shall be pro rated.

         (g) Notwithstanding the foregoing, after the rendition by the Owner of the first bill for real estate or gas escalation and in each year thereafter Tenant shall pay the Owner each month one-twelfth (1/12) of the amount shown due as an estimated payment on account of anticipated escalations during the then current year. The Owner shall render appropriate statements of actual escalation at the end of each lease year. If additional money is owed, Tenant shall promptly pay it, but in no event less than 5 business days after demand. Any overpayment shall be credited against estimated escalation payments for the succeeding lease year except the last year, in which case such credit shall be paid to Tenant within 60 days after determination thereof..

R46.     TIMELY RENT PAYMENT.

         (a) Tenant recognizes and agrees that TIME IS OF THE ESSENCE for the payment of all rents and additional rents that are due pursuant to this Lease. If Owner fails to receive from Tenant rents or additional rents by the fifth business day after such payments shall be due, Tenant shall pay to Owner as additional rent upon demand, a late charge of

                                      R-3




         six (6%) percent of the amount of the rents and additional rents due. Late charges are cumulative. This late charge provision shall not be interpreted in such a way that will permit Tenant to make late payments. If payment of the rent or additional rent is not received by Owner on or before such fifth business day, Tenant shall be in default under this Lease and shall be subject to the initiation of summary proceedings and any other remedies available to Owner. Nothing herein shall be deemed as permission to delay or suspend payment of rent or additional rent or limit, in any way, the Owner's remedies. In the event that Tenant gives to the Owner a check for rent or for other payment due under this Lease and said check is dishonored or otherwise not paid by the bank upon which it is drawn, Tenant shall pay to Owner a service charge of $200.00 for each such check that is not paid or is otherwise not honored.

         (b) The word "rent" shall include the monies specifically reserved as rent, additional rent, other taxes and liens, late charges, service charges, all costs and expenses and damages which the Owner may suffer or incur by reason of any default of the Tenant or failure on Tenant's part to comply with the covenants, terms or conditions of this Lease, and all other sums of money which by virtue of this Lease shall at any time or times become due and owing by Tenant to Owner, whether by way of rent, additional rent, or otherwise.

         (c) The receipt by the Owner of any installment of the regular stipulated rent hereunder or any of said additional rent shall not be a waiver of any other additional rent then due.

         (d) No payment by Tenant or receipt by Owner of a lesser amount than the base monthly rent and any and all additional rent due and payable pursuant to this lease, shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy provided in this lease or otherwise.

         (e) Acceptance by Owner of a check or checks in payment of any installment of rent made by any person or corporation other than Tenant shall not be deemed an acceptance of such person, corporation or other entity as Tenant nor as a consent or acquiescence to an assignment of this lease or subletting of the premises nor construed as a waiver by the Owner.

         (f) In addition to all of the Owner's other rights and remedies, if and so long as Tenant shall, at any time, be in default in the payment to Owner of two months or more of the Annual Base Rent, Owner shall have the right to enter the Premises at reasonable hours for the purpose of showing the same to prospective tenants and may place upon the Premises the usual "To Let" and "For Sale" which notices Tenant shall permit to remain without molestation.

R47. HOLDING OVER. Tenant acknowledges that possession of the demised premises must be surrendered at the expiration or sooner termination of the term of this Lease. Tenant agrees to

                                      R-5





indemnify and hold the Owner harmless against any and all costs, claims, loss or liability resulting from delay by Tenant in so surrendering the demised premises including, without limitation, any claims made by any succeeding Tenant found on such delay. The parties recognize and agree that the damage to Owner resulting from any failure by Tenant timely to surrender possession of the demised premises as aforesaid will be extremely substantial, will exceed the amount of monthly rent theretofore payable hereunder and will be impossible of accurate measurement. Tenant therefore agrees that if possession of the demised premises is not surrendered to Owner within seven (7) days after the date of the expiration or sooner termination of this Lease, then Tenant agrees to pay Owner as liquidated damages for each month and for each portion of any month during which Tenant holds over in the premises after the expiration or termination of this Lease, a sum equal to two and one-half (2.5) times the average rent and additional rent which was payable per month under this Lease during the last six
(6) months of the term thereof as well as reasonable costs and attorneys' fees incurred due to Tenant's failure to timely vacate the demised premises. The aforesaid provisions of this article shall survive the expiration or sooner termination of the term of this Lease.

R48. Notwithstanding anything to the contrary provided in this Lease, regardless of the nature or ground of any summary proceeding brought by Owner to recover possession of the demised premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding except that Tenant may interpose statutory, mandatory counterclaims. Nothing herein shall be deemed to prohibit Tenant from bringing a separate action against Owner on account of any claim which Tenant may have against Owner, provided, however, that Tenant agrees that Tenant, in the prosecution of any such claim shall make no motion or otherwise request any Court in which such claim is sought to be asserted, to join any such claim and any proceeding instituted by Owner to recover possession of the demised premises in any such trial, or make any motion or otherwise seek to have any such proceeding instituted by Owner and any action or proceeding commenced by Tenant by reason of such claim of Tenant tried simultaneously in any court.

R49. Prior to installing new or additional air conditioning unit or units in the premises, the Tenant shall first obtain the written consent of the Owner, which Owner agrees to not unreasonably withhold or delay, both parties acknowledging the landmark status of the building. Tenant understands that the building in which the premises is located (148 Greene Street) and 146 Greene Street are occupied by residential shareholders and occupants. Tenant shall not create any noise which interferes with the quiet enjoyment of the shareholders and occupants of 150 Greene Street Corp. nor produce any odors or light that negatively effect said shareholders or occupants. Any air-conditioning equipment installed by Tenant must be located, installed and maintained so as not to create any noise, heat or vibrations that interfere with any shareholder's or occupant's use or enjoyment of their Unit. Notwithstanding anything to the contrary provided in the Lease, Tenant shall pay directly to Consolidated Edison for all electrical current consumed in the operation thereof. In the event such unit or units utilize circulating water, they shall be equipped with an approved water conserving device and in connection therewith, Tenant shall install and maintain in good working order, at its own cost and expense, a water meter which shall meter all make-up water used in such air conditioning equipment and shall pay for such water as per meter reading and in addition thereto, sewerage or any other charge, tax or levy which now or hereafter is imposed by the City of New York in connection with said use of water. Any charge for water consumed as herein provided, shall be in addition to any other such charges as may be specified elsewhere in this Lease and shall be deemed to be additional rent and payable as such.


R50. IMPROVEMENTS AND ALTERATIONS. With reference to alterations to be made pursuant to Paragraph Third hereof, Tenant agrees to use licensed electrical and plumbing contractors.

         (a) Tenant shall obtain Owner's prior written consent before making non-structural alterations, and to other minor installations, additions or improvements which Owner shall not unreasonably withhold or delay. Owner shall not unreasonably withhold its consent to nonstructural Tenant Alterations which do not impair the functioning of any Building equipment, violate any legal requirements or insurance requirements, impair the character, appearance, usefulness or rentability of the Building or any part thereof, temporarily or permanently weaken or impair the structure or lessen the value or size of the Premises or the Building outside of the Premises.

         (b) Tenant shall obtain Owner's prior written consent before making structural alterations and/or installations, additions or improvements not of a minor nature ("structural alterations"). The denial by the Owner of consent to structural alterations shall not be deemed to be unreasonable. Tenant, at its own cost and expense, shall submit to Owner for approval, plans and specifications regarding such alterations, and Tenant shall not process any plans for the Department of Building's approval until Owner approves them. If Owner consents, in writing, to said structural alterations, Owner agrees to cooperate with Tenant on the signing of necessary forms and applications for the Department of Buildings or similar agency.

         (c) Tenant agrees to and hereby does indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses which may be imposed upon, or incurred by or asserted against the Owner, resulting from or by reason of, the making of any installations, additions, improvements or alterations by Tenant. In the event any action or proceeding is brought against the Owner by reason of any such claim, Owner shall notify Tenant thereof in writing, and Tenant shall, upon Owner's demand, resist or defend such action in the name of Owner at the reasonable cost and expense of Tenant with counsel of Owner's choice.

         (d) Tenant shall cause each contractor employed by Tenant to carry contractor's liability coverage in limits of at least $1,000,000.00 which limits shall include completed operations for a one-year period and, in addition, shall carry statutory workmen's compensation and coverage.

         (e) The Owner shall not be liable for any labor or materials furnished or to be furnished to Tenant on credit, and no mechanic's or other lien for any such labor or materials shall attach to, or affect the estate or interest of the Owner in and to the Leased

         Premises. Whenever any mechanic's lien shall have been filed against the Leased Premises based upon any act or interest of the Tenant or of anyone claiming through the Tenant, or if any security agreement shall have been filed for or affecting any materials, machinery, or fixtures used in the Tenant's alterations, the construction, repair or operation thereof or annexed thereto by the Tenant, the Tenant shall immediately take such action by bonding, deposit, or payment as will remove the lien or security agreement. If Tenant has not removed the lien within thirty (30) days after notice to the Tenant, the Owner may pay the amount of such mechanic's lien or security agreement or discharge the same by deposit, and the amounts paid or deposited, with interest thereon, shall be deemed additional rent reserved under this Lease, and shall be payable forthwith with interest at the rate of two percent (2%) in excess of the then prime rate of Citibank, N.A., from the date of such advance, and with the same remedies to the Owner as in the case of default in the payment of rent as in this Lease provided.

         (f) (i) Tenant, at its own cost and expense, shall obtain Building Department and other governmental agency permits that may be required for any of Tenant's Alterations.

                  (ii) Tenant shall not commence alterations or demolition until delivery to the Owner of written permit from the Building Department or other such governmental agency permits as may be required for Tenant's alterations.

         (g) All alterations, replacements, additions or improvements (including air conditioning equipment and ducts, plumbing, electrical installations, meter and gauges, paneling, partitions, railings and the like), except movable fixtures, shall become the property of the Owner except that Owner may elect to demand the removal of any or all of the improvements by Tenant upon no less than thirty (30) days' notice before the end of the term of this Lease, in which event Tenant shall remove them before the last day of the term of the Lease. Any removable fixtures remaining after the Tenant has vacated become the property of the Owner.

         (h) All work performed by Tenant shall be done in a manner which will not unreasonably interfere with or disturb other Tenants or occupants of the building. Such work shall only be performed during the hours of 8:00 a.m. to 6:00 p. m. Monday through Friday and 9:00 a. m. to 5:00 p.
         m. Saturday.

         (i) Notwithstanding anything heretofore set forth, Tenant covenants and agrees at or before the end of the term of this Lease to repair all injury done by the installation or removal of furniture, fixtures or property and at the expiration of the demised term, or at the sooner termination thereof, to surrender and yield up to Owner the said premises and improvements with the appurtenances erected thereon or any part thereof in good order and condition, ordinary wear and tear excepted; and in no event shall Tenant make any charge to or claim for compensation, or otherwise, from Owner notwithstanding that any such improvements or appurtenances shall have been constructed, erected or installed by Tenant.

         (j) Upon demand, Tenant shall pay all of Owner's costs relating to the consideration, approval, performance, supervision and final approval by the City or any governmental agency of Tenant's Alterations including, without limitation, the fees of the Owner's Professionals, including Owner's architect, engineer and attorney. Prior to consideration of Tenant's Alterations, Owner, at Owner's option, may demand that Tenant place in escrow with Owner's attorney sufficient monies to assure payment of Owner's expenses. All Alterations must be performed at times and in a manner satisfactory to Owner, in its discretion, at Tenant's sole cost and expense, in a safe, careful and first-class manner, without injury to the Premises or the Building, expeditiously, using new first class materials and in compliance with approved Tenant's Plans and all legal or insurance requirements without creating any labor dispute with other workers in the Building and without causing any lien. Tenant, at its expense, shall immediately correct, to Owner's satisfaction, any damage due to the making of any of Tenant's Alterations and any Tenants Alterations that do not comply with this Lease. Tenant shall provide to Owner, upon completion of any Tenant Alterations (and for initial Alterations prior to Tenant's occupancy of the Premises) evidence of compliance with the Legal and Insurance Requirements satisfactory to Owner.

         (k) Subject to the terms and conditions set forth in this Lease, Owner approves Tenant's alterations as set forth in Exhibit "B" attached hereto and made a part hereof.

R51. Tenant, at its own cost and expense, shall install and maintain in good working order three (3) smoke detectors and three (3) fire extinguishers in the ground floor store of the demised premises and three (3) smoke detectors and three (3) fire extinguishers in the basement. Tenant shall confer with Owner regarding both the smoke detectors and fire extinguishers to be installed as well as the place and manner of installations.

R52.  SUBLET/ASSIGNMENT.

         (a) Except as specifically set forth in Paragraph 52 hereof, Owner may, in connection with any proposed assignment or subletting or any part thereof or any mortgage, pledge or encumbrance, withhold its consent for any or no reason, or may condition its consent on such terms as Owner may deem appropriate, in its discretion. Tenant shall pay Owner's processing fees and professional fees and disbursements in connection therewith, on demand. If Tenant charges or receives any rent or other monies from an assignee or subtenant in excess of the amount charged to Tenant as set forth in this Lease, Tenant shall pay Owner fifty (50%) percent of said rent or monies as additional rent under this Lease. In the event said rent or monies are not paid to Owner, Owner may, in addition to any other remedies Owner has, at its option, terminate this Lease and/or collect said rent or monies directly from the assignee or subtenant.

         (b) Under no circumstances shall Tenant rent, sublet or allow the demised premises to be used for filming, photography "shoots," parties or openings.

         (c) Owner shall not unreasonably withhold its consent to an assignment of this lease or to a subletting by Tenant of all of the Premises for a term equal to the balance of the Term, less one day, on the following terms and conditions.

                  (i) At least 90 days prior to any proposed assignment or sublease, Tenant shall submit to Owner a statement containing the name and address of the proposed assignee or subtenant and all of the principal terms and conditions of the proposed assignment or sublease including, but not limited to, the proposed commencement and expiration dates of the sublease, the nature of the proposed assignee's or subtenant's business, the prior two (2) year history of the proposed assignee or subtenant and its principals, together with satisfactory proof of financial responsibility and personal references to substantiate the required financial statements and such financial and other information as Owner may request.

                  (ii) Owner shall not be deemed unreasonable in withholding its consent to any sublease or assignment if Owner determines, in Owner's discretion, that:

                           (1) the character, reputation or nature of the business of the proposed assignee or subtenant is not in keeping with that of the Building or its tenancies;

                           (2) Tenant listed or publicly advertised the Premises for subletting or assignment, whether through a broker or otherwise, at a rental rate that is less than the rent payable hereunder or less than the rent which Owner is offering to lease comparable space in the Building; but Tenant may negotiate and consummate a sublease or assignment at a lesser rate of rent insofar as permitted under the provisions of this Article;

                           (3) the proposed occupancy may impose an extra burden on the Building's systems or Building's services;

                           (4) the proposed sublease fails to prohibit any further assignment or subletting;

                           (5) Tenant is in default under this Lease either at the time Owner's consent to such subletting or assignment is requested or at the commencement of any proposed sublease or effective date of any assignment;

                           (6) Tenant shall fail to reimburse Owner for Owner's costs incurred in connection with said sublease or assignment, including, without limitation, Owner's professional's fees and disbursements, investigation as to the acceptability of a proposed subtenant or assignee and the preparation and review of documents and plans relating to such transaction;

                           (7) the proposed subtenant or assignee (or related corporation or other entity) is a tenant of other space in the Building or is then negotiating with Owner to rent space in the Building;

                           (8) the proposed subtenant or assignee has diplomatic or sovereign immunity or is not subject to service of process in or to the jurisdiction of the courts of New York State;

                           (9) the proposed assignee fails to deliver to Owner a limited personal guaranty and guaranty of completion executed by an individual of a character and financial worth reasonably acceptable to Owner, guaranteeing to Owner the performance of all the terms and conditions of this Lease by the proposed assignee;

                           (10) the proposed subtenant or assignee (or any principal thereof) has been indicted for any crime;

                           (11) the proposed subtenant or assignee has not been engaged in business for at least two (2) years;

                           (12) the proposed subtenant or assignee does not have a net worth of at least five (5) times the Annual Base Rent for the last year of the Term, or (ii) $200,000.00, as set forth on its latest audited financial statement prepared by a certified public accountant in accordance with generally accepted accounting principles; or

                           (13) Tenant fails to deliver to Owner the information and documents required by Paragraph 52 or the form and substance of the assignment or sublease and all ancillary documents shall not have been approved by Owner.


                  (iii) Tenant shall, at least thirty (30) days prior to the effective date thereof, deliver to Owner a fully executed counterpart of the assignment or sublease and all ancillary documents thereto, in form and substance satisfactory to the Owner, and in which, in the case of an assignment, the assignee assumes Tenant's obligations under this Lease.

                  (iv) Upon Tenant's receipt of an offer from a third party for the purchase of any interest of Tenant in the Lease, including, without limitation, any assignment or sublease (as evidenced by a writing executed by the proposed purchaser) which Tenant shall give notice of such offer to Owner and shall deliver to Owner, simultaneously with the delivery of such notice, an executed copy of the writing. Within 60 days after Owners receipt of the writing, Owner by notice to Tenant, may elect to purchase the interest proposed to be conveyed on the same terms and conditions as set forth in the writing. If Owner fails to notify Tenant of its intention to exercise such right of first refusal, or elects not to purchase the interest proposed to be conveyed, the proposed sale shall be deemed an assignment and shall be subject to the provisions of Article 52, including without limitation, obtaining the consent of the Owner, and if Owner consents, may be consummated with the proposed purchaser who executed the writing on the same terms and conditions as was set forth therein.

                  (v) If Owner fails to exercise any of its options under this Paragraph and Tenants fails to execute and deliver the assignment or sublease to which Owner consented within ninety
                  (90) days after the giving of such consent, then, Tenant shall again comply with all the provisions of Paragraph 52 before effecting any assignment or sublease.

                  (iv) Upon the effective date of each assignment or sublease which is consented to by Owner, an additional one month's security shall be payable to Owner upon the effective date of any assignment or sublease and the number "two" in Paragraph 43 shall be increased by "one" for each such assignment or sublease.

         (d) For purposes of Article 52, each modification, amendment or extension of any sublease to which the Owner has consented shall be deemed an new sublease.

         (e) Paragraph 11 of the form portion of the Lease shall be amended to reflect that Owner shall in no event consent to a sublease or assignment in which the proposed subtenant or assignee is engaged in any of the following businesses, and such refusal to consent shall not be deemed unreasonable:

             (i)      Restaurant of any kind;
             (ii)     Bar, tavern, cocktail lounge or "pub" of any kind;
             (iii)    Any store or business involving food, liquor or beverages;
             (iv)     Medical or dental clinic or office;
             (v)      Health club, exercise studio or gym of any kind;
             (vi)     Dance or music school or studio;
             (vii)    Discotheque or supper club;
             (viii)   Theater or cinema;
             (ix)     Sound studio;
             (x)      Rehearsal studio;
             (xi)     Funeral home;
             (xii)    Adult entertainment facility;
             (xiii)   Pet shop or veterinarian's office;
             (xiv)    Martial arts studio or school;
             (xv)     Methadone clinic;
             (xvi)    Dry cleaning or laundry service;
             (xvii)   Bicycle messenger service;
             (xviii)  Motel/Hotel/Hostel or any transient use;

             (xix)    Sweatshop;
             (xx)     Adult bookstore or video shop;
             (xxi)    Liquor store;
             (xxii)   Abortion clinic;
             (xxiii)  Billiard parlor; and
             (xxiv)   Manufacturing of any kind.

R53. UTILITIES. Owner reserves the right to stop service of the mechanical, electric, sanitary, plumbing, utility and other service systems ("services"), when necessary, in the event of accident or emergency, or for repairs, additions, alterations, replacements, decorations or improvements, which in the judgment of the Owner, are desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. Owner shall not be liable to Tenant in any way for any claims, damages, costs or expenses, directly or indirectly incurred, resulting from any use, interruption, curtailment or failure, or defect in the supply of gas or electric energy and/or water when prevented by exercising its right to stop service or by strikes, labor troubles or accidents or by any cause whatsoever beyond Owner's control, or by failure of any public utility or any other company or the failure of independent contractors to perform or by laws, orders, rules and regulations of any Federal, state, county or municipal authority, or failure of suitable fuel supply, or inability by exercise of reasonable diligence to obtain suitable fuel supply or by exercise of reason of government preemption in connection with a national emergency or by reasons of the conditions of supply and demand which have been or are affected by war or other emergency or by reason of any requirement, act or omission of Owner or others or for any other reason except Owner's gross negligence. The exercise of such right or such failure by Owner shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or any abatement or diminution or rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Owner or its agents by reason of inconvenience, lost business or annoyance to Tenant, or injury to or interruption of Tenant's business. Nothing state herein to the contrary, in the event of interruption of services to Tenant, Owner agrees to give Tenant reasonable notice of any interruption of services and to use diligent efforts to complete the repairs, alterations, replacement, decorations or improvements expeditiously so as to minimize interruption of Tenant's business.

R54.     EXTENSION OF TERM.

         (a) Subject to the provisions of this Paragraph 54, Tenant, at Tenant's sole option, shall have the right to extend the term of this lease for an additional five years commencing on the day following the expiration of the initial term of this Lease (hereinafter referred to as the "Commencement Date of the Extension Term") and ending on the day preceding the fifth anniversary of the Commencement Date of the
         Extension Term (such additional term is hereinafter called the "Extension Term" and the last day of such Extension Term is hereinafter called the "Extension Expiration Date") provided that:

                  (i) Tenant shall give Owner notice (hereinafter called the "Extension Notice") of its election to extend the term of the Lease not later than the day occurring twelve (12) months and not earlier than twenty-four (24) months prior to the last day of the initial term of this Lease.

                  (ii) Tenant shall not be in default under this lease either as of the time of giving the extension notice or the Commencement Date of the Extension Term.

                  (iii) The Tenant named herein shall, as of the Commencement Date of the Extension Term, be in actual occupancy of the Premises.

         (b) Effective as of the Commencement Date of the Extension Term, the Base Tax Year shall be the tax year during which the Commencement Date of the Extension Term occurs.

         (c) The fixed Annual Base Rent payable by Tenant to Owner during the Extension Term shall be ninety (90%) of the fair market rent for the Premises as determined by the Owner and set forth in a written notice to Tenant, which determination shall be as of the date (hereinafter called the "Determination Date") occurring twelve (12) months prior to the Commencement Date of the Extension Term and which determination shall be made by Owner and given in writing to Tenant within ninety
         (90) days after the occurrence of the Determination Date, but in no event shall such fixed Annual Base Rent be less than the Annual Base Rent with respect to the Premises for the last full year of the initial term of the Lease. In addition, the Annual Base Rent payable during the Extension Term shall increase no less than three (3%) percent annually.

         (d) Arbitration.

                  (i) In the event Tenant gives the Extension Notice in accordance with the provisions of Paragraph 54(a) hereof and Tenant disputes the fair market rent as determined by Owner pursuant to Paragraph 54(c) hereof, then at any time on or before the date occurring thirty (30) days after Tenant has been notified by Owner of Owner's determination of fair market rent, Tenant may initiate an arbitration process provided for herein, by giving notice to that effect to the Owner and if Tenant so initiates the arbitration process, such notice shall specify the name and address of the person designated to act as an arbitrator on its behalf. If Tenant fails to initiate the arbitration process as provided above, time being of the essence, then Owner's determination of the fair market rent shall be conclusive. Within thirty (30) days after the Owner's receipt of notice of the designation of Tenant's arbitrator, Owner shall give notice to Tenant specifying the name and address of the person designated to act as an arbitrator on its behalf. If Owner fails to notify Tenant of the appointment of its arbitrator within the time above specified, then Tenant shall provide an additional notice to Owner requiring Owner's appointment of an arbitrator within twenty (20) days after Owner's receipt thereof. If Owner fails to notify Tenant of the appointment of its arbitrator within the time specified by the second notice, the appointment of the second arbitrator shall be made in the same manner hereinafter provided for the appointment of a third arbitrator in a case where the two arbitrators appointed hereunder and the parties are unable to agree upon such appointment. The two arbitrators shall meet within ten (10) days after the second arbitrator is appointed, and if, within sixty (60) days after the second arbitrator is appointed, the two arbitrators shall not agree upon a determination of the fair market rent for the Extension Term, they shall together appoint a third arbitrator. In the event of their being unable to agree upon such appointment within sixty (60) days after the appointment of the second arbitrator, the third arbitrator shall be selected by the parties themselves if they can agree thereon within a further period of fifteen (15) days. If the parties do not so agree, then either party, on behalf of both and on notice to the other, may request such appointment by the American Arbitration Association (or any organization successor thereto) in accordance with its rules then prevailing or if the American Arbitration Association (or such successor organization) shall fail to appoint said third arbitrator within fifteen (15) days after such request is made, then either party may apply on notice to the other, to the Supreme Court, New York County, New York (or any other court having jurisdiction and exercising functions similar to those now exercised by said Court) for the appointment of such third arbitrator. The majority of the arbitrators shall determine the fair market rent of the Premises for the Extension Term and render a written report of their determination to both Owner and Tenant within sixty days of the appointment of the first two arbitrators or sixty days of the appointment of the third arbitrator, if such third arbitrator is appointed pursuant to this paragraph 54(d)
                  (I)and the fair market rent, so determined, shall be applied to determine the fixed Annual Base Rent for the Premises during the Extension Term; provided however that in no event shall the fixed Annual Base Rent for the Extension Term shall be less than 103% the Original Term Escalated Rent.

                  (ii) Each party shall pay the fees and expenses of the one of the two original arbitrators appointed by and for such party, and the fees and expenses of the third arbitrator and all other expenses (not including the attorney's fees, witness fees and similar expenses of the parties which shall be borne separately by each of the parties) of the arbitration shall be borne by the parties equally.

                  (iii) Each of the arbitrators selected herein provided shall have at least ten (10) years experience in the leasing and renting (as broker, agent or owner) of retail space in Manhattan.

                  (iv) In the event the Tenant initiates the aforesaid arbitration process and as of the Commencement Date of the Extension Term the amount of the fair market rent has not been determined, Tenant shall pay ninety (90%) percent of the amount determined by Owner to be the fair market rent for the Premises and when the determination has been actually made, an appropriate retroactive adjustment shall be made as of the Commencement Date of the Extension Term. In the event such determination shall result in an overpayment by Tenant of any fixed Annual Base Rent, such overpayment shall be paid by Owner to Tenant promptly after such determination.

                  (v) Provisions of paragraph 54 (d) (i),  (ii),  (iii) (iv) and
                  (vi) shall be inapplicable and have no force or effect in the event Owner notifies Tenant that the fixed Annual Base Rent for the Extension Term shall be the Original Term Escalated Rent.

                  (vi) The determination of fair market rent (1) shall take into account the rentals which could be obtained with respect to the Premises or portions thereof, consistent with the operation and maintenance of the premises as a first-class commercial retail space and (2) shall be made without giving consideration to the economic effect of savings which will inure to the Owner by reason of the renewal of this Lease in contrast with new or original tenancies, such as savings in brokerage commissions, rent concessions, construction credits or allowances and the like.

         (e) Except as provided in paragraph 54(a) hereof, Tenant's occupancy of the Premises during the Extension Term shall be on the same terms and conditions as were in effect immediately prior to the expiration date of the initial term of this Lease

         (f) If Tenant does not timely send the Extension Notice pursuant to provisions of paragraph 54(a) hereof, this paragraph 54 shall have no force or effect and shall be deemed deleted from this Lease. Time shall be of the essence with respect to the giving of the Extension Notice. The termination of this Lease during the initial term hereof shall also terminate and render void any option or right on Tenant's part to extend the term of this Lease pursuant to this paragraph 54 whether or not such option or right shall have theretofore been exercised.

         (g) Except as otherwise provided in paragraph 54 hereof, if Tenant exercises its right to extend the term of this Lease for the Extension Term pursuant to this paragraph 54, the phrases "the term of this Lease" or "the term thereof" as used in this Lease shall be construed to include the Extension Term, and the Expiration Date shall be construed to be the date of the Extension Expiration Date.

         (h) Notwithstanding anything contained in this paragraph 54 to the contrary, the Annual Base Rent payable during each Extension Term shall increase periodically as determined by the arbitrators but in no event less that three (3%) percent annually.

         (i) This Lease and all rights of the Tenant hereunder are and shall be subject and subordinate to the lien of any and all mortgages or consolidated mortgages which may now or hereafter affect the demised premises, or any part thereof, of the demised premises and other premises, and to any and all renewals, modification, consolidations, replacements and extensions of any such mortgage or mortgages. Tenant shall within ten (10) day of demand at any time or times execute, acknowledge and deliver to Owner, without expense to Owner, any and all instruments that may be necessary or proper to subordinate this Lease and all rights hereunder to the lien of any such mortgage or mortgages and to each such renewal, modification, consolidation, replacement and extension. If Tenant shall fail at any time to execute, acknowledge and deliver any such subordinate instrument, Owner, in addition to any other remedies available to it in consequence thereof, may execute, acknowledge and deliver the same as the attorney in fact of Tenant and in Tenant's name, place and stead, and Tenant hereby irrevocably makes, constitutes and appoints Owner, its successors and assigns, such attorney in fact for that purpose. Owner agrees to request from any subsequent mortgagee or ground or underlying lessors a written agreement that the rights to the Tenant shall remain in full force and effect during the term of the Lease so long as Tenant has and shall continue to recognize and perform all the covenants and conditions of the Lease.

R55. Owner represents and warrants it is the owner of the land and building containing the demised premises and has full power and authority to enter into, execute and deliver this Lease.

R56. Neither Owner nor its agents have made any representations with respect to the leased property including, but not limited to, the condition of the demised premises, the condition of the Building in which the demised premises is located and whether the demised premises may, pursuant to the Zoning Resolution, be used for the purposes set forth in paragraph 2. In the event that the City or other governmental agency enforces the Zoning Resolution or any other law pertaining to the use and occupancy of the Building or of the Premises and Tenant, after using best efforts, is unable to comply with the Zoning Resolution or any other law pertaining to the use and occupancy of the Building or the Premises, then, in such event, either Tenant or Owner may terminate this Lease upon notice setting forth a termination date which shall be no less than 120 days from the service of said notice and Tenant shall vacate on or before the termination date.

R57. Owner shall deliver the premises broom clean and in its "as is" condition, reasonable wear and tear excepted. Owner agrees to install radiators, as needed, in the premises and to replace the broken glass panel in the skylight at the back of the Premises and repair any damage resulting from said broken glass panel in the skylight.

R58. The Tenant shall look solely to the estate and property of the Owner in the leased premises for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach of or by the Owner with respect to any of the terms, covenants and conditions of this Lease.

R59. In the event Tenant shall be in default in the payment of rent reserved herein, or any item of additional rent herein mentioned, or a part of either, or in making any other payment herein required for a total of three (3) months, whether or not consecutive, in any twelve (12) month period, and Owner shall have served upon Tenant a petition and notice of petition to dispossess Tenant by summary proceedings, then, notwithstanding that such defaults have been cured prior to the entry of a judgment against Tenant, any further similar default shall be deemed to be deliberate and Owner may serve a written three (3) days' notice of cancellation of this Lease upon Tenant and upon expiration of said three (3) days, this Lease and the term thereunder shall end and expire as fully and completely at the expiration of such three (3) day period as if the expiration of the three-day period was the day herein definitively fixed for the end and expiration of this Lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Owner, but Tenant shall remain liable as elsewhere provided in this Lease.

R60. With respect to any provision of this Lease, which provides, in effect that Owner shall not unreasonably withhold or unreasonably delay any consent or approval, the Tenant, in no event, shall be entitled to make, nor shall Tenant make any claim for, and Tenant hereby waives any claim for money damages.

R61. This Lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the Laws of the State of New York. All actions or proceedings relating, directly or indirectly to this Lease shall be litigated only in courts located with the County and State of New York.

R62. Whenever any default, request, action or inaction by Tenant causes Owner to incur attorney's fees and other costs and expenses, Tenant agrees that it shall pay Owner for such fees, costs and expenses within ten (10) days of being billed therefor, which shall be deemed "additional rent." In the event Tenant is the prevailing party in any legal action initiated by Owner, Tenant shall be permitted to recoup its reasonable attorney's fees, costs and disbursements from Owner.

R63. One or more waivers of any covenant or condition by Landlord or Tenant shall not be construed as a waiver of the further breach of the same covenant or condition, or of any other covenant or condition herein contained.

R64. Owner shall not be in default under this Lease in any respect unless the Tenant shall have given the Owner written notice of the breach by certified or registered mail, return receipt requested, or by personal delivery and within twenty (20) days after notice, Owner has not cured the breach or if the breach is such that it cannot reasonably be cured under the circumstances within twenty
(20) days, has not commenced to proceed to cure the breach.

R65. The Tenant covenants and agrees to obtain and maintain, at its sole cost and expense, all licenses and permits from the governmental authorities having jurisdiction thereof, necessary for the conduct of Tenant's business in the demised premises and, Tenant will comply with all applicable laws, resolutions, or governmental authority having jurisdiction over the operation, occupancy, maintenance or use of the demised premises. The Tenant will indemnify and save Owner harmless from and against any claims, penalty, loss, damage or expense including reasonable attorney's fees of the Owner imposed by reason of violation of any such applicable law or the rules and regulations of any such governmental authority having jurisdiction thereof pertaining to the proposed use by Tenant of the demised premises.

R66. Upon reasonable notice, Tenant shall permit Owner and/or its designees to erect, use maintain and repair pipes, cables, conduits, plumbing, vents and wires, in, to and through the Premises (the "work"), as and to the extent that Owner may reasonably now or hereafter deem to be reasonably necessary or reasonably appropriate for the proper operation and maintenance of the Building in which the Premises are located, and to comply with any and all requirements of Law. Owner agrees to use diligent efforts to complete said work expeditiously.

R67. HOURS OF OPERATION: Tenant may operate its business between the hours of 10:00 a. m. to 8:00 p. m. with the understanding that the demised premises is located in a building containing residential units and that the level of noise, including but not limited to, the playing of music, and hours of operation shall not interfere with the residential owners' quiet enjoyment.

R68. BROKER. Tenant warrants that no broker introduced Tenant to the Premises, proposed the making of the Lease, or initiated, further or perpetuated the negotiations between the parties hereto other than SINVIN Realty Corp. by Bruce Sinder and Winick Realty Group by Tricia Rosen and Tenant indemnifies, defends and holds Owner harmless from any and all loss, cost or damage as a result of the claims of other brokers or agents claiming to have dealt with Tenant in connection with this Lease. Owner agrees to indemnify, defend and hold Tenant harmless from any and all loss, cost or damage as a result of the claims of any broker claiming to have dealt with Owner in connection with this Lease.

R69. ACCESS. Upon reasonable notice, Tenant shall grant access for the purposes of inspection, repair or replacement of utility meters, sprinkler pumps and plumbing located in the basement of the premises. Owner shall be liable for Owner's negligence with respect to such access. Tenant agrees to provide access to representatives of the utility companies for meter readings and the like.

R70. SIDEWALK HATCH. Tenant may use the sidewalk hatch adjacent to the premises for purposes of deliveries. All deliveries shall take place during the hours of operation as set forth in this Lease, i.e. 10:00 a. m. to 8:00 p. m. Tenant shall closely supervise any deliveries and instruct any delivery vehicle to keep any vehicle off of the sidewalk. Tenant will not allow delivery trucks to idle in front of the building. Tenant shall be responsible for and shall indemnify and defend 150 Greene Street Corp. against any and all loss, cost or damage relating to or arising from deliveries made to Tenant or the Premises.


                                     150 GREENE STREET CORP.


                                     By: ______________________________


                                     BLUE FISH CLOTHING, INC.


                                     By: ______________________________